HARBOR FUND PROSPECTUS SUPPLEMENT

IMPORTANT INFORMATION ABOUT
A REDEMPTION FEE FOR HARBOR INTERNATIONAL FUNDS

EFFECTIVE AUGUST 1, 2003

A fee on redemptions within two months of purchase applies to the following Harbor international funds:

Harbor International Fund
Harbor International Growth Fund

Effective August 1, 2003, each of these funds will charge a 2% fee on shares redeemed (either by selling, by exchanging to another fund, or by application of the Accounts with Small Balances Exchange Policy) within 60 days of purchase. This policy applies only to shares purchased on or after August 1, 2003.

The funds are intended primarily for long-term investors. Short-term investors who move assets into and out of the funds, including investors attempting to profit from short-term price fluctuations, create transaction costs that are borne by all shareholders.
The redemption fee, which is payable directly to the funds, ensures that short-term investors pay their share of the funds transaction costs and that long-term investors do not subsidize the activities of short-term traders.

The redemption fee is applicable to all short-term redemptions or exchanges of shares except for plan sponsored qualified retirement plans, redemptions or exchanges of shares by financial institutions or intermediaries which maintain omnibus accounts with the funds and which have indicated that it is not reasonably practicable for administrative or market reasons to apply the redemption fee to underlying shareholders. The redemption fee also does not apply to shares acquired through the reinvestment of dividends or capital gains, to accounts in the Automatic Withdrawal Plan or to shares held for 60 days or more.

We will always redeem your oldest shares first. In addition, if you transfer your shares to a different account registration (or convert them to a different share class), the transferred or converted shares will carry over their purchase date. If you transfer (or convert) less than 100% of your account, we will carry over the purchase date on your shares. From time to time, the fund may waive or modify redemption fees for certain categories of investors.

Each fund may modify its redemption policies at any time without giving advance notice to shareholders.